NETWORK PERIPHERALS INC.

                                 1997 STOCK PLAN


         1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                  1.1 Establishment. The Network Peripherals Inc. 1997 Stock Plan (the "Plan") is hereby established effective as of February 18, 1997 (the "Effective Date").

                  1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

                  1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

         2. DEFINITIONS AND CONSTRUCTION.

                  2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

                           (a) "Award" means an Option or Restricted Stock.

                           (b)  "Board"  means  the  Board of  Directors  of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                           (c) "Code" means the  Internal  Revenue Code of 1986,
as  amended,  and  any  applicable  regulations  promulgated   thereunder.

                           (d) "Committee"  means the Compensation  Committee or
other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and
any  applicable   limitations  imposed  by  law.

                           (e)  "Company"  means  Network  Peripherals  Inc.,  a
Delaware  corporation,  or any successor  corporation  thereto.

                           (f)  "Consultant"  means  any  person,  including  an
advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                           (g) "Director"  means a member of the Board or of the
board of directors of any other Participating Company.

                           (h)  "Disability"   means  the  permanent  and  total
disability of the Participant within the meaning of Section 22(e)(3) of the Code.

                           (i)  "Employee"   means  any  person  treated  as  an
employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                           (j) "Exchange Act" means the Securities  Exchange Act
of 1934, as amended.

                           (k) "Fair Market  Value" means,  as of any date,  the
value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                                   (i)  If,  on such  date,  there  is a  public
market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                                   (ii) If,  on such  date,  there is no  public
market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                           (l) "Incentive Stock Option" means an Option intended
to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                           (m)  "Insider"  means an officer or a Director of the
Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                           (n)  "Nonstatutory  Stock Option" means an Option not
intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                           (o) "Option" means a right granted under Section 6 to
purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                           (p)  "Option  Agreement"  means a  written  agreement
between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                           (q)  "Optionee"  means a person who has been  granted
one or more  Options.

                           (r) "Parent  Corporation" means any present or future
"parent  corporation" of the Company,  as defined in Section 424(e) of the Code.

                           (s) "Participant" means a person who has been granted
one or more Awards.

                           (t) "Participating  Company" means the Company or any
Parent Corporation or Subsidiary Corporation.

                           (u) "Participating Company Group" means, at any point
in time, all corporations  collectively which are then Participating  Companies.

                           (v)  "Restricted   Stock"  means  Stock  (subject  to
adjustment as provided in Section 4.2) granted or sold to a Participant pursuant to Section 7 and the terms and conditions of the Plan.

                           (w)  "Restricted  Stock  Agreement"  means a  written
agreement between the Company and a Participant setting forth the terms, conditions and restrictions applying to the Restricted Stock acquired by the Participant.

                           (x) "Rule  16b-3" means Rule 16b 3 under the Exchange
Act, as amended from time to time,  or any  successor  rule or  regulation.

                           (y)  "Section  162(m)"  means  Section  162(m) of the
Code, as amended by the Revenue  Reconciliation Act of 1993 (P.L.  103-66),  and
any  regulations  promulgated   thereunder.

                           (z)  "Securities  Act"  means the  Securities  Act of
1933, as amended.

                           (aa) "Service"  means a  Participant's  employment or
service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Option Agreement or Restricted Stock Agreement. The Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

                           (bb)  "Stock"  means the common stock of the Company,
as adjusted from time to time in accordance  with Section 4.2.

                           (cc)  "Subsidiary  Corporation"  means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                           (dd) "Ten Percent  Stockholder"  means a  Participant
who, at the time an Award is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

                  2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3. ADMINISTRATION.

                  3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                  3.2 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b 3.

                  3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                           (a) to determine the persons to whom, and the time or
times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

                           (b)  to  determine   whether  an  Award  will  be  an
Incentive Stock Option, a Nonstatutory Stock Option, or Restricted Stock;

                           (c) to  determine  the Fair Market Value of shares of
Stock or other property;

                           (d)  to   determine   the   terms,   conditions   and
restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant to the Plan, including, without limitation, (i) the exercise or purchase price, if any, applicable to each Award, (ii) the method of payment for shares purchased under the Plan, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of each Option or the vesting of any shares acquired pursuant to the Plan, (v) the time of the expiration of the Award, (vi) the effect of the Participant's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan;

                           (e) to approve one or more forms of Option  Agreement
and Restricted Stock Agreement;

                           (f) to amend,  modify,  extend,  or renew, or grant a
new Award in substitution for, any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired under the Plan;

                           (g) to  accelerate,  continue,  extend  or defer  the
exercisability of any Option or the vesting of any shares acquired under the Plan, including with respect to the period following a Participant's termination of Service with the Participating Company Group;

                           (h) to delegate to any proper  officer of the Company
the authority to grant one or more Awards, without further approval of the Board, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) such Awards shall not be granted to any one person within any fiscal year of the Company for more than 50,000 shares in the aggregate, (ii) the exercise or purchase price per share of Stock shall be equal to the Fair Market Value per share of the Stock on the effective date of grant, and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Option Agreement or Restricted Stock Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board;

                           (i) to prescribe,  amend or rescind rules, guidelines
and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

                           (j) to correct  any  defect,  supply any  omission or
reconcile any inconsistency in the Plan or any Option Agreement or Restricted Stock Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent consistent with the Plan and applicable law.

                  3.4 Committee Complying with Section 162(m). If a Participating Company is a "publicly held corporation" within the meaning of
Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) (a "Section 162(m) Committee") to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

         4. SHARES SUBJECT TO PLAN.

                  4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million five hundred thousand (1,500,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase or forfeiture, pursuant to an Award are repurchased by the Company or forfeited, the shares of Stock allocable to the unexercised portion of such Award, or such repurchased or forfeited shares of Stock, shall again be available for issuance under the Plan.

                  4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, in the Section 162(m) Grant Limit set forth in Section 4.3, and in the exercise or purchase price per share of any outstanding but unexercised Awards. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards and the exercise or purchase price per share of outstanding but unexercised Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise or purchase price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

                  4.3 Section 162(m) Grant Limit. Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Awards within any fiscal year of the Company which in the aggregate are for more than five hundred thousand (500,000) shares; provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of an Award for up to two hundred fifty thousand (250,000) shares (the "Section 162(m) Grant Limit"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

         5. ELIGIBILITY. Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards, other than a Restricted Stock Bonus (as defined in Section 7 below), may be granted in connection with written offers of a Service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Award.

         6. TERMS AND CONDITIONS OF OPTIONS.

                  Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  6.1 Limitations on Options.

                           (a) Option Grant Restrictions.  Any person who is not
an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service as an Employee with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.2.

                           (b) Fair Market Value Limitation.  To the extent that
options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 6.1(b), options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this

Section 6.1(b), such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 6.1(b), the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

                  6.2 Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

                  6.3 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Except as otherwise provided in this Section or by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

                  6.4  Payment of  Exercise  Price.

                           (a)  Forms of  Consideration  Authorized.  Except  as
otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option

(including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 6.7, or by other means, grant
Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                           (b) Tender of Stock.  Notwithstanding  the foregoing,
an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                           (c) Cashless Exercise.  The Company reserves,  at any
and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                           (d) Payment by Promissory  Note.  No promissory  note
shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                  6.5 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company

Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

                  6.6 Effect of Termination of Service.

                           (a)   Option   Exercisability.   Subject  to  earlier
termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service as follows:

                                   (i)  Disability.  If the  Optionee's  Service
with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

                                   (ii) Death.  If the  Optionee's  Service with
the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                                   (iii) Other  Termination  of Service.  If the
Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within thirty (30) days (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                           (b)   Extension   if  Exercise   Prevented   by  Law.
Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three
(3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                           (c) Extension if Optionee  Subject to Section  16(b).
Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

                  6.7 Standard Forms of Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" or a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock Option Agreement or Nonstatutory Stock Option Agreement, respectively, adopted by the Board concurrently with its adoption of the Plan and as amended from time to time. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee upon the exercise of an Option in the event such Optionee's employment or service with the Participating Company Group is terminated for any reason, with or without cause.

                  6.8 Nontransferability of Incentive Stock Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

         7. TERMS AND CONDITIONS OF RESTRICTED STOCK.

                  The Board may from time to time grant Restricted Stock Awards which may be in the form of a stock bonus (a "Restricted Stock Bonus") or a stock purchase right (a "Restricted Stock Purchase Right"). Restricted Stock Awards shall be evidenced by Restricted Stock Agreements, specifying the number of shares of Stock covered there, in such form as the Board shall from time to time establish. Restricted Stock Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  7.1 Performance-Based Restricted Stock Awards. A Section 162(m) Committee may, but need not, condition the grant of any Restricted Stock Award (a "Performance Award") on the attainment, during a performance period established by such Committee, of one or more performance goals pursuant to procedures intended to qualify such Award as "performance-based compensation" for purposes of Section 162(m). Any such performance goals shall be preestablished in writing by the Section 162(m) Committee within the period required by Section 162(m) and shall be based on one or more of the following business criteria with respect to the Participating Company Group: revenue, operating income, pre-tax profit, net income, gross margin, operating margin, earnings per share, return on stockholder equity, return on capital, return on assets, or the initial shipment of a new product. Such business criteria shall have the same meaning as used in the Company's financial statements, or, if not used in the Company's financial statements, the meaning pursuant to generally accepted accounting principles or as used generally in the Company's industry. Each performance goal shall be objectively determinable and may be an absolute measure or a relative measure determined with reference to an index or other standard selected by the Section 162(m) Committee. Prior to the issuance of Stock pursuant to a Performance Award, the Section 162(m) Committee shall certify in writing the attainment of the relevant performance goals. Neither the Board nor any Committee thereof shall have the discretion to waive the attainment of any performance goal or to increase the number of shares issuable pursuant to a Performance Award in excess of the amount determined in accordance with the objective formula established by the Section 62(m) Committee. However, if provided in a Participant's Restricted Stock Agreement, the Section 62(m) Committee shall have the authority to reduce the number of shares that would otherwise become issuable to the Participant upon the attainment of the relevant performance goals if, in the Section 162(m) Committee's sole judgment, such reduction is appropriate; provided, however, that such reduction shall not increase the number of shares issuable to another Participant.

                  7.2 Purchase Price. The purchase price under each Restricted Stock Purchase Right shall be established by the Board. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Bonus, the consideration for which shall be services actually rendered to the Participating Company Group or for its benefit.

                  7.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Board, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company.

                  7.4  Payment of  Purchase  Price.

                           (a)  Forms of  Consideration  Authorized.  Except  as
otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (i) in cash, by check, or cash equivalent, (ii) by the Participant's promissory note in a form approved by the Company, (iii) y such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard form of Restricted Stock Agreement described in Section 7.9, or by other means, grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Restricted Stock

Bonuses shall be issued in consideration for services actually rendered to the Participating Company Group or for its benefit.

                           (b) Payment by Promissory  Note.  No promissory  note
shall be permitted if the purchase of Restricted Stock using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Restricted Stock Purchase Right is granted. The Board shall have the authority to permit or require the Participant to secure any promissory note used to purchase Restricted Stock with such shares or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                  7.5 Tax  Withholding.  The  Company  shall  have the  right to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group in connection with a Restricted Stock Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Restricted Stock Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

                  7.6  Vesting  and  Restrictions  on  Transfer.  Shares  issued pursuant  to  any  Restricted  Stock  Award  may  be  made  subject  to  vesting conditioned upon the satisfaction of such Service requirements, performance goals (which may, but need not, be established and certified in accordance with the provisions of Section 7.1), or other restrictions (the "Vesting
Restrictions") as shall be determined by the Board (or a Section 162(m) Committee, as the case may be) and set forth in the Restricted Stock Agreement evidencing such Award. During such period (the "Restriction Period") as shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Restrictions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.10. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

                  7.7 Voting Rights; Dividends. Except as provided in this Section and Section 7.6, during the Restriction Period applicable to shares of Restricted Stock held by a Participant, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote the shares of Restricted Stock and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Restrictions as the shares of Restricted Stock with respect to which they were paid.

                  7.8 Effect of Termination of Service. If a Participant's Service with the Participating Company Group terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), (a) the Company shall have the option to repurchase at the original purchase price paid by the Participant shares of Restricted Stock acquired by the Participant pursuant to a Restricted Stock Purchase Right and (b) the Participant shall forfeit to the Company shares of Restricted Stock acquired by the Participant pursuant to a Restricted Stock Bonus which, in either case, remain subject to Vesting Restrictions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

                  7.9 Standard Forms of Restricted Stock Agreement. The Board shall have the authority from time to time to approve one or more standard forms of Restricted Stock Agreement and to vary the terms of any such standard forms either in connection with the grant or amendment of an individual Restricted Stock Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Restricted Stock Agreement are not inconsistent with the terms of the Plan.

                  7.10 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

         8. TRANSFER OF CONTROL.

                  8.1 Definitions.

                           (a) An  "Ownership  Change  Event" shall be deemed to
have occurred if any of the following occurs with respect to the Company:

                                   (i) the direct or  indirect  sale or exchange
in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                                   (ii) a merger or  consolidation  in which the
Company is a party;

                                   (iii) the sale, exchange,  or transfer of all
or substantially all of the assets of the Company; or

                                   (iv)  a  liquidation  or  dissolution  of the
Company.

                           (b) A "Transfer  of Control"  shall mean an Ownership
Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                  8.2 Effect of Transfer of Control on Awards. In the event of a Transfer of Control, the Board, in its sole discretion, may provide that any unexercisable or unvested portion of the outstanding Awards shall be immediately exercisable and vested in full as of a date determined by the Board and/or may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to either assume the Company's rights and obligations under outstanding Awards or substitute for outstanding Awards substantially equivalent awards for the Acquiring Corporation's stock. For purposes of this Section 8.2, an Award shall be deemed assumed if, following the Transfer of Control, the Award confers the right to acquire in accordance with its terms and conditions, for each share of Stock subject to the Award immediately prior to the Transfer of Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Transfer of Control was entitled. Any Awards which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement or by the Board.

                  9. PROVISION OF INFORMATION. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

                  10. COMPLIANCE WITH SECURITIES LAW. The grant of Awards and the issuance of shares of Stock pursuant to Awards shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares may be issued pursuant an Award if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of shares pursuant to any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         11. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         12. TERMINATION OF AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award or any unexercised portion thereof, without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Network Peripherals Inc. 1997 Stock Plan was duly adopted by the Board on February 18, 1997.


                                             ________________________________
                                             Secretary

                                  PLAN HISTORY
                                  ------------


February 18, 1997          Board  adopts  Plan,   with  an  initial  reserve  of
                           1,500,000 shares.

[April 24, 1997            Stockholders approve Plan, with an initial reserve of
                           1,500,000 shares.]